SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                          Date of Report: June 13, 2000

Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number


1-4315              Orange and Rockland Utilities, Inc.                   New York       13-1727729
                    One Blue Hill Plaza, Pearl River, New York 10965
                    (914) 352-6000


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

Debt Financing

      On June 13, 2000, Orange and Rockland Utilities, Inc. (the "Company") entered into an underwriting agreement with Lehman Brothers Inc. for the sale of $55 million aggregate principal amount of the Company's 7.50% Debentures, Series 2000 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-38254, declared effective June 12, 2000) which registered $55 million aggregate principal amount of unsecured debt securities of the Company. Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1            Underwriting Agreement relating to the Debentures.

     4            Form of Debenture.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ORANGE AND ROCKLAND UTILITIES, INC.



                                    By     Robert P. Stelben
                                           Robert P. Stelben
                                           Vice President and Treasurer



DATE:  June 13, 2000

                                Index to Exhibits

                                                      Sequential Page
                                                      Number at which
Exhibit                 Description                   Exhibit Begins

        1               Underwriting Agreement relating to the Debentures.

        4               Form of Debenture.

                             UNDERWRITING AGREEMENT

                                                               June 13, 2000

To the Representative Named
on the Signature Page Hereof:

Dear Sirs:

Subject to the terms and conditions stated or incorporated by reference herein, Orange and Rockland Utilities, Inc. (the "Company") hereby agrees to sell to the Underwriters named in Schedule I hereto (the "Underwriters") and the Underwriters hereby agree to purchase, severally and not jointly, the principal amount set forth opposite their names in Schedule I hereto of the securities specified in Schedule II hereto (the "Designated Securities").

The representative named on the signature page hereof (the "Representative") represents that the Underwriters have authorized the Representative to enter into this Underwriting Agreement and to act hereunder on their behalf.

Except as otherwise provided in Schedule II hereto each of the provisions of the Company's Underwriting Agreement Basic Provisions, dated May 31, 2000, as filed as Exhibit 1.2 to Registration Statement No. 333-38254 (the "Basic Provisions"), is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Unless otherwise defined herein, terms defined in the Basic Provisions are used herein as therein defined.

Payment for the Designated Securities will be made against delivery thereof to the Representative for the accounts of the respective Underwriters at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                                             Very truly yours,

                                             ORANGE AND ROCKLAND UTILITIES, INC.

                                             By: Robert P. Stelben
                                                 Robert P. Stelben
                                                 Vice President and Treasurer


Confirmed and Accepted as of the date hereof on behalf of itself and each other Underwriter, if any:

LEHMAN BROTHERS INC.

By:   Gary Hall
      Gary Hall
      Senior Vice President

                                   SCHEDULE I

                                                Principal Amount of
                                                Designated Securities
   Underwriter                                  to be Purchased

LEHMAN BROTHERS INC.                            $55,000,000

             Total                              $55,000,000

                                   SCHEDULE II

Title of Designated Securities:

   7.50% Debentures, Series 2000 A.


Aggregate principal amount:

   $55,000,000

Price to Public:

      Initially 98.3169% of the principal amount of the Designated Securities, plus accrued interest, if any, from June 16, 2000 to the date of delivery, thereafter at market prices prevailing at the time of sale or at negotiated prices.

Purchase Price by Underwriters:

      98.0456% of the principal amount of the Designated Securities, plus accrued interest, if any, from June 16, 2000 to the date of delivery.

Specified funds for, and manner of, payment of purchase price:

      Funds will be delivered by wire transfer pursuant to the Company's written instructions to the Representative.

Indenture:

      Indenture, dated as of June 15, 2000, between the Company and The Chase Manhattan Bank, as Trustee.

Maturity:

      June 15, 2010.


Interest Rate:

      As set forth in the prospectus supplement, dated June 13, 2000, for the Designated Securities (the "Prospectus Supplement") to the prospectus, dated June 12, 2000 (the "Prospectus"), filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, in connection with the Company's Registration Statement on Form S-3 (No. 333-38254, declared effective by the SEC on June 12, 2000).

Interest Payment Dates:

      As set forth in the Prospectus Supplement.

Redemption Provisions:

      None.


Sinking Fund Provisions:

      None.


Time of Delivery:

      10:00 a.m., on Friday, June 16, 2000.


Closing Location:

      Room 1810-S at Consolidated Edison Company of New York, Inc., 4 Irving Place, New York, NY 10003.

Information furnished by or on behalf of the Underwriters for use in the Prospectus for the Designated Securities:

1. The sentence regarding delivery of the Designated Securities on the front cover of the Prospectus Supplement

2. The second paragraph and the second sentence of the third paragraph of the section entitled "Underwriting" on page S-4 of the Prospectus Supplement.

Address of Representative:


      Lehman Brothers Inc.
      3 World Financial Center
      New York, NY 10285


Captions in the Prospectus and Prospectus Supplement referred to in Section 6(c)(xi) of the Basic Provisions:

      Description of Securities
      Description of Debentures

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      REGISTERED                                            REGISTERED

            ORANGE AND ROCKLAND UTILITIES, INC. 7.50% DEBENTURES, SERIES 2000 A

      INTEREST RATE           MATURITY DATE                 CUSIP
      7.50% per annum         June 15, 2010                 684065 AY 1


REGISTERED HOLDER: Cede & Co.

PRINCIPAL SUM: FIFTY-FIVE MILLION DOLLARS ($55,000,000)

ORANGE AND ROCKLAND UTILITIES, INC., a New York corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from June 16, 2000, or from the most recent interest payment date to which interest has been duly paid or provided for, initially on December 15, 2000 and thereafter semi-annually on June 15 and December 15 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any interest payment date will be paid to the person in whose name this Debenture is registered at the close of business on the last day of the month preceding the interest payment date, except as otherwise provided in the Indenture.

      The principal of this Debenture, when due and payable, shall, upon presentation and surrender hereof, be paid at the principal office of the Company. The interest on this Debenture, when due and payable, shall be paid at the principal office of the Company, or at the option of the Company, by check mailed to the address of the registered holder hereof or registered assigns as such address shall appear in the Security Register. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      This Debenture is one of a duly authorized series of an issue of unsecured debt securities of the Company designated as its 7.50% Debentures, Series 2000 A (hereinafter called the "Debentures"), issued and to be issued under an Indenture dated as of June 15, 2000 (hereinafter called the "Indenture"), between the Company and The Chase Manhattan Bank, Trustee (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the holders of the Debentures, and the terms on which the Debentures are, and are to be, authenticated and delivered.

      If an Event of Default (as defined in the Indenture) shall have occurred and be continuing with respect to the Debentures, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with such effect and subject to the conditions provided in the Indenture. Any such declaration may be rescinded by holders of a majority in principal amount of the outstanding Debentures if all Events of Default with respect to the Debentures (other than the non-payment of principal of the Debentures which shall have become due by such declaration) shall have been remedied.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to the Indenture or to any supplemental indenture with respect to the Debentures, or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof, or interest thereon, payable in any coin or currency other than that in the Debentures provided, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid principal amount of Debentures, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all Debentures then outstanding.

      The Debentures are issuable as registered Debentures only, in the denomination of $1000 and any integral multiples of $1000 approved by the Company, such approval to be evidenced by the execution thereof.

      This Debenture is transferable by the registered holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Debenture. Upon any registration of transfer, a new registered Debenture or Debentures, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

      The Company, the Trustee, any paying agent and any Security registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York.

      All terms used in this Debenture which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

      This Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

      IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by the manual or facsimile signatures of a Vice President and the Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

                                     ORANGE AND ROCKLAND UTILITIES, INC.

By

                                    Vice President and Treasurer

By

                                    Vice President and Chief Financial Officer

SEAL

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein issued under the Indenture described herein.

                                    THE CHASE MANHATTAN BANK,
                                     as Trustee

By

                                     Authorized Officer